EXHIBIT 23.1

                              ACCOUNTANT'S CONSENT


The Board of Directors
Washington Trust Bancorp, Inc.:


We consent to the use of our report included in the Annual Report of Washington Trust Bancorp, Inc. on Form 10-K for the year ended December 31, 1997 which is incorporated herein by reference.

                                                           KPMG Peat Marwick LLP

                                                           KPMG PEAT MARWICK LLP

Providence, Rhode Island
March 20, 1998